Exhibit 10.7 - Debt Exchange Agreement with Pet Edge, LLC dated July 8, 2006.

                             DEBT EXCHANGE AGREEMENT

         This Debt Exchange Agreement (the "Agreement") dated as of July 8, 2005 is by and between Medical Media Television, Inc. f/k/a PetCARE Television Network, Inc., a Florida corporation (the "Company"), having a principal place of business at 8406 Benjamin Road, Suite C, Tampa, Florida 33634 and Pet Edge, LLC (the "Lender") having an address at 36-16 Catoonah Street, Ridgefield, Connecticut 06877.

         WHEREAS, the Company has determined to enter into a restructuring of its capital stock and outstanding indebtedness (the "Restructuring");

         WHEREAS,   the  Lender  is  the  holder  of  those  Senior  Convertible
Promissory Notes set forth on Schedule 1.2 attached hereto (the "Senior Notes");

         WHEREAS, pursuant to the Restructuring, the Lender has agreed to tender its Senior Notes in exchange for, and the Company desires to accept such tender and issue in exchange, shares of Series A Zero Coupon Preferred Stock, on the terms and conditions set forth in this Agreement and, as additional consideration, the Company desires to issue certain warrants to the Lender to purchase shares of its common stock, par value $.0005 (the "Common Stock").

         NOW,  THEREFORE,  in  consideration  of  the  foregoing,   and  of  the
representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                   ARTICLE 1

                                  THE EXCHANGE

         Section 1.1 Authorization of Series A Zero Coupon Preferred Stock. The Company has authorized, or shall authorize prior to the Closing, the issue and sale, in accordance herewith, of One million six hundred eighty-two thousand forty-four (1,682,044) shares of its Series A Zero Coupon Preferred Stock, no par value per share (the "Series A Preferred Stock"), which Series A Preferred Stock shall be issued pursuant to, and shall have the rights, privileges and preferences set forth in, the Certificate of Designations for the Series A Zero Coupon Preferred Stock in the form of Exhibit A attached hereto (the "Certificate of Designations").

         Section 1.2 Transfer and Exchange. Subject to and in accordance with the terms and conditions of this Agreement, at the Closing (as hereinafter defined), the Lender shall tender and deliver each of the Senior Notes set forth on Schedule 1.2 to the Company for cancellation, and the Company shall issue and deliver to the Lender (a) the number of shares of Series A Preferred Stock set forth opposite the Lender's name on Schedule 1.2 (the "Exchanged Shares") and
(b) the Warrants described in Section 1.3 below.

         Section 1.3 Issuance of Warrants. On the terms and conditions of this Agreement, at the Closing, the Company shall issue, transfer and deliver to the Lender the number of warrants to purchase shares of Common Stock set forth opposite the Lender's name on Schedule 1.2 (the "Warrants"). The Warrants shall be in the form of Exhibit B attached hereto (the "Warrant Certificate").

         Section 1.4 Deliveries at Closing. At the Closing (a) the Company shall deliver to the Lender (i) one or more certificates representing the Exchanged Shares registered in the Lender's name (or its nominee), duly authorized, free and clear of all liens and restrictions of any kind (except for those imposed by the applicable Certificate of Designations and applicable securities laws), and
(ii) one or more Warrant Certificates representing the Warrants and (b) the Lender shall deliver or cause to be delivered to the Company the Senior Notes held by the Lender together with all documents necessary to validly and duly tender, assign and convey such Senior Notes to the Company for cancellation thereof.

         Section 1.5 Closing. The closing of the transactions described in this Agreement shall take place at the offices of Bush Ross, P.A. 220 S. Franklin Street, Tampa, Florida 33602 at 2:00 p.m., E.S.T., on July 8, 2005, or on such other business day thereafter as may be agreed to by the Company and the Lender (such closing, the "Closing" and such date and time, the "Closing Date").

         Section 1.6 Cancellation of Senior Notes. Upon receipt from the Lender of the Senior Notes in accordance with Section 1.4 hereof, the Company shall cancel each such Senior Note immediately. The Company and the Lender agree that upon such cancellation of such Senior Notes: (a) the obligations of the Company to pay the principal of, interest on or redemption premium and otherwise in respect of, such Senior Notes surrendered by the Lender to the Company shall terminate; (b) the obligations of the Company to pay any interest remaining unpaid in respect of the Senior Notes shall terminate, and such interest shall be deemed to have formed a portion of the consideration given for the purchase of the Series A Preferred Stock by the Lender; (c) all obligations of the Lender pursuant to the Senior Notes shall terminate; and (d) all obligations of the Company in respect of the cancelled Senior Notes shall terminate.

         Section 1.7 Registration. The Company hereby agrees to file, at its sole cost and expense, a registration statement on Form S-4 (or an alternative available form if the Company is not eligible to file a Form S-4) (the "Registration Statement") no later than forty five (45) days after the Closing, registering (a) all shares of Common Stock issuable upon conversion of the Series A Preferred Stock and (b) all shares of Common Stock issuable upon exercise of the Warrants. The Company hereby agrees to use its best efforts to have the Registration Statement declared effective within one hundred twenty
(120) days after the Closing.

                                   ARTICLE 2

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         Section 2.1 Organization and Authority. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida. The Company has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. All necessary action, corporate or otherwise, required to have been taken by or on behalf of the Company by applicable law, its charter documents or otherwise to authorize (a) the approval, execution and delivery on behalf of the Company of this Agreement and the agreements, certificates and other documents contemplated hereby, including, without limitation, the issuance, sale and delivery of the Exchanged Shares and the Warrants, and (b) the performance by the Company of its obligations under this Agreement, including, without limitation, the issuance, sale and delivery of the Exchanged Shares and the Warrants, and the consummation of the transactions contemplated by this Agreement hereof has been taken, other than the filing of the Certificate of Designations, which filing shall occur prior to Closing. This Agreement and the Warrant Certificates issued at the Closing constitute valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except (x) as the same may be limited by applicable bankruptcy, insolvency, moratorium or similar laws of general application relating to or affecting creditors' rights and (y) for the limitations imposed by general principles of equity.

         Section 2.2 The Exchanged Shares. Upon delivery to the Lender at the Closing of certificates representing the Exchanged Shares, and upon receipt by the Company of the Senior Notes in exchange therefor, (a) good and valid title to such Exchanged Shares will pass to the Lender, free and clear of all liens and restrictions of any kind (except for those imposed by the Certificate of Designations and applicable securities laws) and (b) the Exchanged Shares will be duly authorized and validly issued, fully paid and nonassessable. The sale of the Exchanged Shares pursuant to this Agreement is the only sale of Series A Preferred Stock contemplated by the Company.

                                   ARTICLE 3

                  REPRESENTATIONS AND WARRANTIES OF THE LENDER

         Section 3.1 Investment Representation. The Exchanged Shares and Warrants are being acquired for the Lender's own account, for investment and not with a view to, or for resale in connection with, a distribution or public offering thereof within the meaning of the Securities Act or applicable state securities laws.

         Section 3.2 Transfer Restrictions under Securities Laws. The Lender understands that none of the Exchanged Shares, Warrants or Common Stock issuable upon exercise of the Warrants have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or qualified under any state securities laws. The Lender understands that the resale of the Exchanged Shares, Warrants or Common Stock issuable upon exercise of the Warrants may be restricted indefinitely unless a subsequent disposition thereof is registered under the Securities Act and registered under any state securities law or is exempt from such registration. Certificates representing the Exchanged Shares (the "Securities") shall be endorsed with the following legend, and any other legends required by applicable securities laws:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND ARE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT (I) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT, OR (II) IN COMPLIANCE WITH RULE 144 OR (III) OTHERWISE PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE ACT.

The Company may instruct its transfer agent not to register the transfer of the Securities, unless the conditions specified in the foregoing legend are satisfied. The Warrants shall be endorsed with legends substantially in the form set forth in the Warrant Certificates. Notwithstanding the foregoing, the Lender may assign the Exchanged Shares, the Warrants and/or Common Stock to persons who are members of PetEdge, LLC who are Accredited Investors and who agree to the terms of the restrictions contained in this Section.

         Section 3.3 Accredited Investor Status. The Lender is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act. The Lender is able to bear the economic risk of acquiring the Exchanged Shares and Warrants pursuant to the terms of this Agreement, including a complete loss of the Lender's investment in the Exchanged Shares and Warrants.

         Section 3.4 Organization and Authority. The Lender is a company, corporation or a partnership duly incorporated, organized, or formed, as the case may be, validly existing and in good standing under the laws of the state of its incorporation, organization or formation. The Lender has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. All necessary action, corporate or otherwise, required to have been taken by or on behalf of the Lender by applicable law, its charter documents or otherwise to authorize (a) the approval, execution and delivery on behalf of it of this Agreement and (b) the performance by it of obligations under this Agreement and the agreements, certificates and other documents contemplated hereby, and the consummation of the transactions contemplated hereby and thereby has been taken. This Agreement constitutes a valid and binding agreement of the Lender, enforceable against it in accordance with its terms.

         Section 3.5 No Conflicts. Neither the execution and delivery of this Agreement nor the consummation and performance of the transactions contemplated hereby to be performed or satisfied on the part of the Lender is prevented, limited by, conflicts with, or will result in, a breach of the terms, conditions, or provisions of any agreement to which the Lender is a party or any law, rule, regulation, or order of any court or government agency.

         Section 3.6 Good Title to Senior Notes. The Lender is the lawful owner of the Senior Notes set forth on Schedule 1.2, and the Lender has good title thereto, free and clear of all liens, claims and encumbrances of any kind.

                                   ARTICLE 4

                                  MISCELLANEOUS

         Section 4.1 Binding Effect; Benefit. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto or their respective permitted successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         Section 4.2 Entire Agreement. This Agreement, the exhibits and schedules hereto and any documents delivered by the parties in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings (oral and written) among the parties with respect thereto.

         Section 4.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without regard to its rules of conflict of laws. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of Florida and of the United States of America located in the State of Florida (the "Florida Courts") for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), waives any objection to the laying of venue of any such litigation in the Florida Courts and agrees not to plead or claim that such litigation brought in any Florida Court has been brought in an inconvenient forum.

         Section 4.4 Remedies; Specific Performance. The Company and the Lender may take all steps necessary or advisable to protect and enforce their rights hereunder, whether by action, suit or proceeding at law or in equity, for the specific performance of any covenant, condition or agreement contained herein, or in aid of the execution of any power herein granted, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as the Company or the Lender shall deem necessary or advisable. No right or remedy hereunder shall be exclusive of any other right, power or remedy, but shall be cumulative and in addition to any other right or remedy hereunder or now or hereafter existing by law or in equity and the exercise by a party hereto of any one or more of such rights, powers or remedies shall not preclude the simultaneous exercise of any or all of such other rights, powers or remedies. Any failure to insist upon the strict performance of any provision hereof or to exercise any option, right, power or remedy contained herein shall not constitute a waiver or relinquishment thereof for the future.

         Section 4.5 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

         Section 4.6 Headings. Headings of the Sections of this Agreement are for the convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

         Section 4.7 Interpretation. In this Agreement, unless the context otherwise requires, words describing the singular number shall include the plural and vice versa, and words denoting any gender shall include all genders and words denoting natural persons shall include corporations and partnerships and vice versa.

         Section 4.8 Incorporation of Exhibits and Schedules. All exhibits and schedules hereto are hereby incorporated herein and made a part hereof for all purposes as if fully set forth herein.

         Section 4.9 Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement.

         Section 4.10 Attorneys' Fees and Court Actions. If a legal action is initiated by any party to this Agreement against another, arising out of or relating to the alleged performance or non-performance of any right or obligation established hereunder, or any dispute concerning the same, any and all fees, costs and expenses reasonably incurred by each prevailing party or its legal counsel in investigating, preparing for, prosecuting, defending against, or providing evidence, producing documents or taking any other action in respect of, such action shall be the joint and several obligation of, and shall be paid or reimbursed by, the nonprevailing party.

         IN WITNESS WHEREOF, the Company and Lender have caused this Agreement to be executed and delivered by their respective officers, thereunto duly authorized.


                                    MEDICAL MEDIA TELEVISION, INC.


                                    By: /s/ Philip M. Cohen
                                        ----------------------------------------
                                          Philip M. Cohen, President and CEO


                                    PET EDGE, LLC


                                    By: /s/ John Sfondrini
                                        ----------------------------------------
                                          John Sfondrini, Managing Director

                                  Schedule 1.2

                                  Senior Notes

----------------------------------------------------------------------------------------------------------------------------
                                 Date of
                            Issuance/Original       Principal/Interest         Shares of Series A     Warrants to Purchase
                           Principal Amount of    Balance Outstanding as     Preferred Stock; Face      shares of Common
         Holder             Subordinated Note         of July 8 2005                 Value                    Stock
----------------------------------------------------------------------------------------------------------------------------
      PetEDGE, LLC           March 10, 2003
                               $1,000,000
----------------------------------------------------------------------------------------------------------------------------
      PetEDGE, LLC            May 28, 2003
                                 $50,000
----------------------------------------------------------------------------------------------------------------------------
      PetEDGE, LLC            June 6, 2003
                                 $50,000
----------------------------------------------------------------------------------------------------------------------------
      PetEDGE, LLC            July 1, 2003
                                $275,000
----------------------------------------------------------------------------------------------------------------------------
      PetEDGE, LLC                TOTAL                 $1,682,044                 1,682,044                2,102,556
----------------------------------------------------------------------------------------------------------------------------